UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):	May 6, 2025

THE MARCUS CORPORATION

(Exact name of registrant as
specified in its charter)

Wisconsin	1-12604	39-1139844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
111 East Kilbourn Avenue, Suite 1200, Milwaukee, Wisconsin 53202-4125
(Address of principal executive offices, including zip code)
(414) 905-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17-CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17-CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value	MCS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.Results of Operations and Financial Condition.
On May 6, 2025, The Marcus Corporation issued a press release announcing its financial results for its first quarter ended March 31, 2025. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.04    Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.
On May 5, 2025, The Marcus Corporation (the “Company”) sent a notice required by Rule 104 of the Securities and Exchange Commission’s Regulation BTR (the “Notice”) to its directors and executive officers informing them of upcoming restrictions on the trading of the Company’s common stock (the “Common Stock”) due to a planned blackout period related to the Marcus Corp 401k Retirement Savings Plan (the “401(k) plan”).
The blackout period is required to facilitate the elimination of The Marcus Corporation Stock fund (the “Company Stock Fund”) as an investment option under the 401(k) plan, and the liquidation of shares of Common Stock currently held in the Company Stock Fund. The blackout period will begin on June 30, 2025, at 4:00 p.m. Central Time, and is expected to end on or before July 23, 2025. During the blackout period, participants in the 401(k) plan will be unable to change their investment elections or make other investment changes with respect to the Company Stock Fund.
As described in the Notice, during the blackout period, the Company’s directors and executive officers will be prohibited from engaging in any transaction, within or outside of the 401(k) plan, involving the Company’s equity securities, including pursuant to stock appreciation rights or other derivative securities, subject to limited exceptions. The term equity security includes, without limitation, the Company’s common stock, options and other derivatives.
Inquiries about the blackout period may be directed to Thomas F. Kissinger, Senior Executive Vice President, General Counsel and Secretary of the Company, at The Marcus Corporation, 111 E. Kilbourn Avenue, Suite 1200, Milwaukee, Wisconsin 53202, or by phone at (414) 905-1000.
A copy of the Notice is attached hereto as Exhibit 99.2 and incorporated by reference herein.
Item 9.01.Financial Statements and Exhibits.
(a)Not applicable.
(b)Not applicable.
(c)Not applicable.
(d)Exhibits. The following exhibit is being furnished herewith:

Exhibit Number

99.1	Press Release of The Marcus Corporation, dated May 6, 2025, regarding its financial results for its first quarter ended March 31, 2025.

99.2	Notice of Trading Blackout Period, dated May 5, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MARCUS CORPORATION

Date: May 6, 2025	By:	/s/ Chad M. Paris
Chad M. Paris
Chief Financial Officer and Treasurer